VANGUARD
INTERNATIONAL VALUE
PORTFOLIO

Semiannual Report - June 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

      We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

      But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

      They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                 [PHOTO]
John C.  Bogle                          John J. Brennan
Senior Chairman                         Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .......................     1

THE MARKETS IN PERSPECTIVE ..........................     4

REPORT FROM THE ADVISER .............................     6

PORTFOLIO PROFILE ...................................     8

PERFORMANCE SUMMARY .................................    11

FINANCIAL STATEMENTS ................................    12

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

      Thanks to a powerful bull market in European stocks, the first half of 1998 was a generally rewarding time for international equity investors. Vanguard International Value Portfolio earned +17.5% for the half-year, surpassing the returns of both our comparative standards.

      The table at right presents the portfolio's total return (capital change plus reinvested dividends) and those of our principal benchmarks: the average international stock fund, as calculated by Lipper Analytical Services, and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index. The portfolio's return is based on an increase in net asset value from $22.64 per share on December 31, 1997, to $26.18 per share on June 30, 1998, with the latter figure adjusted for a dividend of $0.01 per share paid from net investment income and a distribution of $0.42 per share paid from net realized capital gains.

---------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 1998
---------------------------------------------------------------------
Vanguard International Value Portfolio                     +17.5%
---------------------------------------------------------------------
Average International Fund                                 +16.1%
---------------------------------------------------------------------
MSCI EAFE Index                                            +16.1%
---------------------------------------------------------------------

THE PERIOD IN REVIEW

Europe's stock markets were the global leaders during the first half of 1998, surpassing even the excellent returns earned in the United States. The story was decidedly different in most Asian and emerging markets, where stock prices generally slumped in response to continuing currency and economic weakness. The U.S. dollar's gains versus most currencies detracted somewhat from the positive returns earned in local currencies in Europe and worsened the losses from Pacific Rim markets. Such currency fluctuations--which can diminish or augment returns earned abroad--are a risk that international stock investors assume in addition to the wide price swings that are part and parcel of holding common stocks.

      Taken together, international stocks provided an excellent half-year return of +16.1%, as measured by the EAFE Index, which is weighted to reflect the market capitalization of the world's established markets. But this result disguises the wide variations in market performances. European stocks as a group were up a truly remarkable +26.5% in U.S.-dollar terms during the first half of 1998. Returns were cut a little--from +27.1% in local currencies--by a slight rise in the dollar's value.

      In the Pacific, Japan's recession and a renewed bout of currency weakness hurt stock prices, especially in the smaller markets. While Japan's stocks were off -2.5% in U.S.-dollar terms, declines exceeded 25% in Hong Kong, Malaysia, Thailand, and Singapore--markets already depressed from tumbles taken in 1997. Emerging markets were weak in Latin America (Brazil, -15.9%; Mexico, -22.2%) as well as in Asia.

      In the United States, the bull market in stocks continued during the half-year, led by large-capitalization growth stocks. Stock prices wobbled at times--the Standard & Poor's 500 Composite Stock Price Index dropped -1.9% on April 27 alone as concerns mounted about Asia's economic woes--but the S&P 500 advanced in every month except May. On balance, the S&P 500 Index earned +17.7%, an extraordinary gain for a six-month period.

      The International Value Portfolio acquitted itself well amid all the uncertainty in the world's markets. It's +17.5% return was 1.4 percentage points above the +16.1% earned by both the average international stock fund and the EAFE Index. The advantage over our peers was especially noteworthy given that the portfolio's stake in the ailing Japanese stock market was more than double that of the average international fund.

      The disciplined stock-selection process of our adviser, UBS International Investment London, kept the portfolio out of some trouble spots (Latin America's markets, for example) and produced a group of stocks that, on balance, performed very well.

      We also attribute part of our edge over competitors to our low operating costs: Our annualized expense ratio of 0.51% of assets is more than a full percentage point below the 1.67% expense ratio charged by the average international stock fund. This cost advantage, which we expect to endure over time, is like a steady tailwind in our pursuit of superior long-term returns.

IN SUMMARY

Both the rewards and risks of international stocks were evident during the first half of 1998, demonstrating the soundness of the portfolio's diversified approach to international investing. The risks of international stocks make them appropriate, we believe, for only a portion of a U.S. investor's holdings. However, we also believe that over the long term they offer the benefit of additional diversification to investors who also hold domestic stock, bond, and money market funds.

      Once such diversified portfolios are constructed--in accordance with each investor's particular time horizon, financial situation, and risk tolerance--investors should be well positioned to "stay the course" toward their long-term financial goals.

/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer

July 15, 1998

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard International Value Portfolio overwhelmingly approved four proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes paid each year by some Vanguard funds. Vanguard International Value Portfolio will not realize any tax savings as a result of the change, but it will benefit from the efficiency of being organized the same way as other Vanguard funds. Approved by 97.96% of the shares voted, as follows:

---------------------------------------------------------------------
                    FOR            AGAINST        ABSTAIN
---------------------------------------------------------------------
                 18,310,085        172,349        208,727
---------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits International Value Portfolio to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 95.93% of the shares voted, as follows:

---------------------------------------------------------------------
                    FOR            AGAINST        ABSTAIN
---------------------------------------------------------------------
                 17,930,425        394,240        366,495
---------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 95.26% of the shares voted, as follows:

---------------------------------------------------------------------
                    FOR            AGAINST        ABSTAIN
---------------------------------------------------------------------
                 17,804,820        474,238        412,103
---------------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change eliminates the portfolio's policy of not investing more than 5% of net assets in securities issued by companies that have fewer than three years of operating history, taking into account any predecessors. The policy was unduly restrictive. Approved by 81.90% of the shares voted, as follows:

---------------------------------------------------------------------
                    FOR            AGAINST        ABSTAIN
---------------------------------------------------------------------
                 15,308,604       2,908,424       474,133
---------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

      After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

      The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

----------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                  PERIODS ENDED JUNE 30, 1998
                                          ----------------------------------------
                                          6 MONTHS        1 YEAR          5 YEARS*
----------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                             17.7%          30.2%           23.1%
  Russell 2000 Index                         4.9           16.5            16.0
  MSCI EAFE Index                           16.1            6.4            10.3
----------------------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index                3.9%          10.5%            6.9%
  Lehman 10-Year Municipal Bond Index        2.6            8.5             6.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                2.6            5.3             4.9
----------------------------------------------------------------------------------
OTHER
  Consumer Price Index                       1.1%           1.7%            2.5%
----------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

      A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

      Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

      Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

      Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

      Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

      Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

      In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

      Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

REPORT FROM THE ADVISER

Vanguard International Value Portfolio provided a total return of 17.5% during the first half of 1998. This exceeded the 16.1% return earned by both the MSCI EAFE Index and the average international equity fund.

      We believe that the best long-term returns are likely to be achieved by buying good companies whose shares are selling below their intrinsic worth while selling those companies that have seen their valuations rise too high. The surge in European markets, particularly in continental Europe, over the last 18 months and the concurrent decline of Japan and other Asian markets have presented us with many opportunities to switch the portfolio's emphasis from Europe to Asia.

      At the start of the year, our largest single-country "bet" versus the Index was in France, where the portfolio held 15.9% of its equities compared with the EAFE weighting of 8.0%. This reflected our view of prospects for individual companies and the specific actions they are taking to improve their profitability, rather than a view on the French market or economy. Many companies we held epitomized the changes that were happening across Europe, where managements, often under new leadership, have increased their emphasis on improving the profitability of their businesses. The results of this change are now becoming evident in reported earnings and have led to good stock performance. This is a major factor in the returns of the portfolio's continental European holdings, in particular our French stocks, many of which are up more than 50% so far this year.

      Asia, on the other hand, has had to confront the risk that it could continue in a downward spiral. Many economies that over the last decade grew at annual rates of 5% to 10% are facing the prospect of economic contraction. A sell-off in the yen, prompted by concerns about the stability of the Japanese financial system, has caused a further setback for Asia. The risk is that the yen's weakness could precipitate a future round of currency depreciation throughout Asia, perhaps even including China.

      The turmoil in Asia may not appear to be a promising background for investment. However, for an investor prepared to buy companies whose valuations are depressed in the expectation that their prospects will eventually improve, Asia today looks more attractive than at any time during the 1990s. When exuberance was at its peak, we held little or nothing in most Asian countries. Although we did not anticipate either the timing or the extent of the region's economic collapse over the last 12 months, we were convinced that investors were unrealistically bullish in their expectations. Now the reverse applies. For the U.S.-dollar-based investor, the Japanese market has fallen more than 30% in the last 12 months, while the other major markets in Asia have lost more than 50%. As for emerging markets such as Indonesia, Korea, and Thailand, stock market declines have been even worse.

      During the six-month period under review, we raised our Japanese weighting from neutral in relation to the Index to an overweight of about 4 percentage points. We did so because as the year progressed, a number of European companies achieved our price targets, whereas Japanese companies became cheaper.

Our research has shown that within Japan the best investment opportunities are companies that emphasize the domestic market rather than export markets. Stock market sentiment toward these companies is at its lowest, and many of them are underresearched. To cite one of our holdings, Mitsubishi Estate--a major owner of central Tokyo real estate-sells at a discount to even conservative estimates of the company's underlying asset value. Its land is valued on its books at initial acquisition cost. Even in light of the collapse in Japanese real estate values this decade, the land's true value is significantly understated.

      Turning to the rest of Asia, we have started to take a more positive attitude toward Hong Kong. Historically, investors had overly optimistic expectations for Hong Kong's growth because of its unique relationship with China, and they thus bid Hong Kong stocks to unrealistically high valuations. With the effects of Asia's economic problems now apparent, share prices have collapsed. After a careful reevaluation of the leading companies in Hong Kong, using very cautious assumptions, we have concluded that some companies' share prices have dropped far enough to make them attractive opportunities. We have therefore raised our weighting in Hong Kong from zero to 1.2% of assets, a stake almost in line with the EAFE Index weighting.

      The portfolio's exposure to emerging Asian markets that are not in the Index rose from 3.9% at year-end 1997 to 5.0% on June 30. Much of our buying occurred in early January when confidence in these markets was very low. While we do not wish to minimize the extent of the financial restructuring that will be needed in these economies, we expect them to resume above-par growth before too long. Given the indiscriminate selling that has hit the region's stocks, our emphasis was on buying companies with sound core businesses, good management, and relatively strong balance sheets.

      To conclude, European markets have surged in the last 12 months and now fully reflect the recovery in profits that is occurring because of corporate restructuring and broad economic recovery. We have therefore started to take profits on our European holdings. And, though economic prospects in Asia show no immediate sign of improving, we feel this has largely been discounted by the stock market, so we are purchasing quality Asian companies that satisfy our value criteria.

Wilson Phillips, Portfolio Manager
Robin Apps, Portfolio Manager
UBS International Investment London Limited

July 10, 1998


INVESTMENT PHILOSOPHY

The portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

PORTFOLIO PROFILE
International Value Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------------------------
                                         INTERNATIONAL      MSCI EAFE
                                                 VALUE
---------------------------------------------------------------------
Number of Stocks                                   151          1,107
Turnover Rate                                     25%*             --
Expense Ratio                                   0.51%*             --
Cash Reserves                                     5.2%             --

*Annualized.

PORTFOLIO ALLOCATION BY REGION
-------------------------------------------------
EUROPE                        62%
JAPAN                         25%
PACIFIC (MINUS JAPAN)          8%
EMERGING MARKETS               5%

VOLATILITY MEASURES
----------------------------------------------------------------
                                     INTERNATIONAL
                                             VALUE     MSCI EAFE
----------------------------------------------------------------
R-Squared                                     0.83          1.00
Beta                                          0.88          1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------
Nestle SA (Registered)                       4.7%
Bayer AG                                     4.4
Elf Aquitaine SA                             3.2
Electrolux AB Series B                       3.2
Volkswagen AG                                3.0
Akzo Nobel NV                                2.7
Allied Domecq PLC                            2.6
BTR PLC                                      2.0
BG PLC                                       1.9
AXA-UAP SA                                   1.9
-------------------------------------------------
Top Ten                                     29.6%

Country Diversification (% of Common Stocks) can be found on page 10.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the geographic distribution of a portfolio's holdings.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PORTFOLIO PROFILE (continued)

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------
                             JUNE 30, 1997           JUNE 30, 1998
                         -------------------------------------------------
                             INTERNATIONAL   INTERNATIONAL
                                 VALUE           VALUE         MSCI EAFE
--------------------------------------------------------------------------
Australia ...............        6.8%            4.3%             2.3%
Austria .................        0.0             0.0              0.4
Belgium .................        0.0             0.0              1.8
Denmark .................        1.8             1.6              1.0
Finland .................        0.0             0.0              1.0
France ..................       17.0            14.5              9.6
Germany .................        5.6            10.4             11.4
Greece ..................        0.0             0.4              0.0
Hong Kong ...............        0.0             1.2              1.7
Indonesia ...............        0.7             0.3              0.0
Ireland .................        0.0             0.0              0.5
Italy ...................        1.7             1.5              4.6
Japan ...................       26.0            25.0             20.6
Malaysia ................        0.3             0.1              0.5
Netherlands .............        4.1             6.3              5.9
New Zealand .............        1.0             0.6              0.2
Norway ..................        1.4             0.4              0.6
Philippines .............        0.5             0.6              0.0
Portugal ................        0.8             0.3              0.6
Singapore ...............        1.2             1.6              0.5
South Korea .............        2.2             2.8              0.0
Spain ...................        0.9             0.0              3.3
Sweden ..................        5.3             5.9              3.2
Switzerland .............        6.1             5.9              7.9
Thailand ................        1.1             1.3              0.0
United Kingdom ..........       15.5            15.0             22.4
--------------------------------------------------------------------------
Total                          100.0%          100.0%           100.0%

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolio could lose money.

INTERNATIONAL VALUE PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 16, 1983-JUNE 30, 1998
----------------------------------------------------------------------
                 INTERNATIONAL VALUE PORTFOLIO              MSCI EAFE
FISCAL         CAPITAL        INCOME         TOTAL            TOTAL
YEAR           RETURN         RETURN         RETURN           RETURN
----------------------------------------------------------------------
1983             4.0%           1.8%           5.8%             11.0%
1984            -4.9            4.1           -0.8               7.9
1985            36.1            4.2           40.3              56.7
1986            46.8            3.9           50.7              69.9
1987            22.1            1.8           23.9              24.9
1988            14.8            4.0           18.8              28.6
1989            22.8            3.2           26.0              10.8
1990           -15.1            2.8          -12.3             -23.2
1991             6.9%           3.1%          10.0%             12.5%
1992           -11.0            2.3           -8.7             -11.8
1993            27.0            3.5           30.5              32.9
1994             3.5            1.8            5.3               8.1
1995             7.0            2.6            9.6              11.6
1996             7.5            2.7           10.2               6.4
1997            -7.2            2.6           -4.6               2.1
1998*           17.4            0.1           17.5              16.1
----------------------------------------------------------------------

*Six months ended June 30, 1998.

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
----------------------------------------------------------------------------------------------------
                                                                                   10 Years
                                        Inception                        ---------------------------
                                          Date        1 Year    5 Years   Capital   Income    Total
----------------------------------------------------------------------------------------------------
International Value Portfolio           5/16/1983     -0.23%    9.57%     5.64%     2.59%     8.23%
----------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
INTERNATIONAL                                                  VALUE*
VALUE PORTFOLIO                                SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (94.8%)
----------------------------------------------------------------------
AUSTRALIA (4.0%)
   Australia & New Zealand
     Bank Group Ltd.                         641,000       $    4,422
-  Burns Philp & Co., Ltd.                 2,304,020              185
   Coles Myer Ltd.                         1,000,000            3,901
   Foster's Brewing Group Ltd.             1,661,000            3,909
   Goodman Fielder Ltd.                    3,167,000            4,609
   Mount Isa Mines Holdings Ltd.          12,148,873            5,868
   Pacific Dunlop Ltd.                     2,300,000            3,717
   Pasminco Ltd.                           5,883,000            4,481
   WMC Ltd.                                1,498,000            4,508
                                                           -----------
                                                               35,600
                                                           -----------
DENMARK (1.5%)
   BG Bank A/S                                69,310            4,293
   Tele Danmark A/S B Shares                  97,000            9,309
                                                           -----------
                                                               13,602
                                                           -----------
FRANCE (13.7%)
   AXA-UAP SA                                150,000           16,871
   Alcatel Alsthom SA                         30,535            6,217
   Banque Nationale de Paris SA              172,871           14,125
   Compagnie de Saint-Gobain SA               86,852           16,103
   Elf Aquitaine SA                          199,700           28,075
   Esso SA                                     8,063              759
   Groupe Danone SA                           57,420           15,832
   Lafarge SA                                 54,166            5,599
   Societe National d'Exploitation
     Industrielle de Tabacs et
     Allumettes SA                           104,213            4,723
   Total SA B Shares                          97,800           12,714
                                                           -----------
                                                              121,018
                                                           -----------
GERMANY (9.9%)
   Bayer AG                                  745,030           38,551
   Man AG                                     28,100           10,960
   Schering AG                                72,530            8,539
   Varta AG                                   15,480            2,987
-  Volkswagen AG                              26,923           25,998
                                                           -----------
                                                               87,035
                                                           -----------
GREECE (0.3%)
-  STET Hellas
     Telecommunications SA ADR                73,664            3,057
                                                           -----------


HONG KONG (1.2%)
   Hong Kong Land Holdings Ltd.            4,960,000            6,200
   Sun Hung Kai Properties Ltd.              473,000            2,008
   Wharf Holdings Ltd.                     2,128,000            2,101
                                                           -----------
                                                               10,309
                                                           -----------
INDONESIA (0.3%)
   PT Bank Dagang Nasional
     Indonesia (Foreign)                   3,100,998               16
   PT Bank Internasional
     Indonesia (Foreign)                  23,408,000              474
   PT Indah Kiat Pulp &
     Paper Corp.                           7,786,985            1,486
-  PT Indah Kiat Pulp &
     Paper Corp. Warrants
     Exp. 7/11/2002                           96,504               11
-  PT Inti Indorayon Utama                   545,000               20
   PT Kalbe Farma                            706,000               19
   PT Pabrik Kertas Tjiwi Kimia            3,175,751              397
   PT Unilever Indonesia                       9,900               19
                                                           -----------
                                                                2,442
                                                           -----------

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
----------------------------------------------------------------------
ITALY (1.5%)
   Ente Nazionale
     Idrocarburi SpA                       1,960,800       $   12,774
                                                           -----------


JAPAN (23.5%)
   Chugoku Electric
     Power Co., Ltd.                         184,100            2,650
   Fuji Photo Film Co., Ltd.                 100,000            3,480
   Hitachi Ltd.                            1,731,000           11,288
   Hokkaido Electric
     Power Co., Ltd.                          68,400              957
   Ishikawajima-Harima
     Heavy Industries Co.                  1,179,000            2,149
   Itoham Foods, Inc.                        333,000            1,440
   JGC Corp.                                 698,000            1,705
   Japan Tobacco, Inc.                           537            3,633
   Japan Wool Textile Co., Ltd.              326,000            1,550
   Kajima Corp.                              600,000            1,643
   Kansai Paint Co., Ltd.                  1,167,000            2,691
   Koito Manufacturing Co., Ltd.             922,000            4,551
   Kyudenko Corp.                            172,000            1,125
   Kyushu Electric
     Power Co., Inc.                         215,200            3,357
   Marudai Food Co., Ltd.                    897,000            2,081
   Matsushita Electric
     Industrial Co., Ltd.                    670,000           10,766
   Mitsubishi Chemical Corp.               3,387,000            6,126
   Mitsubishi Estate Co., Ltd.             1,344,000           11,815
   Mitsubishi Heavy
     Industries Ltd.                       1,150,000            4,342
   Mitsubishi Materials Corp.              1,840,000            3,752
   Nihon Cement Co., Ltd.                  2,034,000            4,074
   Nikko Securities Co., Ltd.              2,315,000            9,591
   Nippon Yusen Kabushiki
     Kaisha Co.                            2,708,000            9,171
   Nishimatsu Construction Co.               671,000            3,288
   Nissan Fire & Marine
     Insurance Co., Ltd.                   1,154,000            3,966
   Nisshin Oil Mills Ltd.                    297,000              642
   Nisshinbo Industries, Inc.              1,284,000            5,135
   Okumura Corp.                             300,000            1,053
   Sakura Bank Ltd.                        3,979,000           10,321
   Sanwa International Trust
     1.25% Cvt. Pfd.                              82            1,812
   Sekisui House Ltd.                        335,000            2,595
   Sharp Corp.                               560,000            4,535
   Sony Corp.                                 41,000            3,530
   Sumitomo Forestry Co.                     143,000              803
   Sumitomo Marine &
     Fire Insurance Co.                    1,350,000            7,548
   Tokyo Gas Co., Ltd.                     3,367,000            7,497
   Tokyo Steel Manufacturing Co.             725,000            3,730
   Tokyu Construction Co., Ltd.              595,000              493
   Toray Industries, Inc.                    684,000            3,549
   Tostem Corp.                              721,000            9,341
   Toyo Seikan Kaisha Ltd.                   597,000            7,313
   Uny Co., Ltd.                             180,000            2,918
   West Japan Railway Co.                      2,908           10,540
   Yamaha Motor Co., Ltd.                    919,000            5,761
   Yamanouchi
     Pharmaceuticals Co., Ltd.               322,000            6,705
                                                           -----------
                                                              207,012
                                                           -----------
MALAYSIA (0.1%)
   Hong Leong Industries Bhd.                417,200              310
   Malaysia International
     Shipping Corp., Bhd. (Foreign)          530,666              774
                                                           -----------
                                                                1,084
                                                           -----------
NETHERLANDS (6.0%)
-  Akzo Nobel NV                             106,400           23,652
   ING Groep NV                              151,099            9,894
   Koninklijke KNP BT NV                     376,838           11,334
   Philips Electronics NV                     52,150            4,384
   TNT Groep                                 126,838            3,242
                                                           -----------
                                                               52,506
                                                           -----------
NEW ZEALAND (0.6%)
   Brierley Investments Ltd.               2,736,300            1,364
   Fletcher Challenge Ltd. Forest             18,168               10
   Fletcher Challenge Ltd. Paper             454,200              505
   Lion Nathan Ltd.                        1,516,100            3,368
                                                           -----------
                                                                5,247
                                                           -----------
NORWAY (0.3%)
   Den Norske Bank ASA                       586,900            3,075
                                                           -----------


PHILIPPINES (0.6%)
-  EEI Corp.                               4,435,000              119
   JG Summit Holdings Inc.
     Class B                               3,226,000              139
   Metropolitan Bank & Trust Co.               1,266                7
-  Philex Mining Corp. Class B             5,710,500              103
   Philippine Long Distance
     Telephone Co.                            86,000            1,959
   San Miguel Corp. Class B                2,046,500            2,699
                                                           -----------
                                                                5,026
                                                           -----------
PORTUGAL (0.3%)
   Electricidade de Portugal SA              100,000            2,325
                                                           -----------
SINGAPORE (1.6%)
   Dairy Farm International
     Holdings Ltd.                         1,585,740            1,697
   Development Bank of
     Singapore Ltd. (Foreign)                624,000            3,453
   Jardine Strategic Holdings Ltd.           651,000            1,237
   Keppel Corp., Ltd.                      4,320,250            6,495
   United Overseas Land Ltd.               1,500,000              808
                                                           -----------
                                                               13,690
                                                           -----------
SOUTH KOREA (2.7%)
   Housing & Commercial Bank                  21,781               73
   Hyundai Motor Co., Ltd.                   263,710            2,670
-  Hyundai Motor Co., Ltd. GDR               380,000              688
-  Kookmin Bank                              960,626            3,568
   Korea Electric Power Corp.                396,100            4,226
-  Korean Air Co.                            174,450              450
   LG Chemical Ltd.                          200,000            1,107
   Pohang Iron & Steel Co., Ltd.                 840               28
   SK Corp.                                  435,300            2,663

----------------------------------------------------------------------
                                                               MARKET
INTERNATIONAL                                                  VALUE*
VALUE PORTFOLIO                               SHARES            (000)
----------------------------------------------------------------------

   SK Telecom Co.                              9,558            4,469
   Samsung Electronics Co., Ltd.               1,111               34
-  Samsung Heavy Industries Co.              101,580              507
-  Shinhan Bank Co.                          901,882            2,995
                                                           -----------
                                                               23,478
                                                           -----------
SWEDEN (5.6%)
   Astra AB A Shares                         433,200            8,854
   Electrolux AB Series B                  1,628,475           27,975
   Forenings Sparbanken AB                   130,000            3,912
   Mandamus Fastigheter AB                     6,500               41
   Stora Kopparbergs Berglags
     AB A Shares                             550,000            8,655
                                                           -----------
                                                               49,437
                                                           -----------
SWITZERLAND (5.6%)
   Nestle SA (Registered)                     19,170           41,024
   Schindler Holding AG (Ptg. Ctf.)            5,530            8,422
                                                           -----------
                                                               49,446
                                                           -----------
THAILAND (1.2%)
   Bangkok Bank PLC (Foreign)              2,528,700            3,109
-  Italian-Thai Development PLC
     (Foreign)                               151,400               77
   Shinawatra Computer &
     Communications PLC (Foreign)            898,200            3,270
-  Siam Pulp & Paper PLC (Foreign)           251,100              172
-  TPI Polene PLC (Foreign)                   91,875                7
-  TelecomAsia PLC (Foreign)               3,375,000              977
   Thai Farmers Bank PLC
     (Foreign)                             3,340,000            2,941
   Thai Military Bank PLC (Foreign)          816,349              100
   Thai Plastic & Chemical PLC
     (Foreign)                               187,850              349
-  Thai Telephone &
     Telecommunication PLC
     (Foreign)                               140,625               18
                                                           -----------
                                                               11,020
                                                           -----------
UNITED KINGDOM (14.3%)
   Allied Domecq PLC                       2,464,800           23,153
   B.A.T. (British American
     Tobacco) Industries PLC               1,479,143           14,808
   BG PLC                                  2,922,000           16,893
   BTR PLC                                 6,227,580           17,664
   Coats Viyella PLC                       1,734,500            2,127
   MEPC PLC                                1,500,000           13,189
   Marley PLC                              3,500,000            6,307
   Peninsular & Oriental Steam
     Navigation Co.                          118,197            1,702
   Safeway PLC                             1,160,651            7,601
   Smith & Nephew PLC                      1,138,650            2,840
   Tarmac PLC                              2,717,401            4,851
   United Biscuits Holdings PLC            2,613,000           10,464
   United Utilities PLC                      269,580            3,920
                                                           -----------
                                                              125,519
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $837,209)                                            834,702
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                Face           Market
                                              Amount           Value*
                                               (000)            (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (21.7%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.67%, 7/1/1998                         $  44,752    $      44,752
   5.76%, 7/1/1998--Note F                   146,430          146,430
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $191,182)                                            191,182
----------------------------------------------------------------------
TOTAL INVESTMENTS (116.5%)
   (COST $1,028,391)                                        1,025,884
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-16.5%)
----------------------------------------------------------------------
Other Assets--Note C                                            7,654
Security Lending Collateral
   Payable to Brokers--Note F                                (146,430)
Other Liabilities                                              (6,941)
                                                           -----------
                                                             (145,717)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 33,620,857 outstanding
   .001 par value shares of beneficial interest
   (unlimited authorization)                                 $880,167
======================================================================

NET ASSET VALUE PER SHARE                                      $26.18
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

GDR--Global Depositary Receipt.

(Ptg. Ctf.)--Participating Certificate.

----------------------------------------------------------------------
  AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                              AMOUNT             PER
                                               (000)           SHARE
----------------------------------------------------------------------
  Paid in Capital                           $847,779          $25.20
  Undistributed Net Investment
    Income--Note D                             9,648             .29
  Accumulated Net Realized
    Gains--Note D                             25,403             .76
  Unrealized Depreciation--Note E
    Investment Securities                     (2,507)           (.07)
    Foreign Currencies                          (156)             --
----------------------------------------------------------------------
  NET ASSETS                                $880,167          $26.18
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the portfolio during the reporting period, and details the operating expenses charged to the portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                  INTERNATIONAL VALUE PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 1998
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                       $  12,561
     Interest                                                             1,218
                                                                   -------------
          Total Income                                                   13,779
                                                                   -------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                         690
          Performance Adjustment                                           (179)
     The Vanguard Group--Note C
          Management and Administrative                                   1,206
          Marketing and Distribution                                        107
     Custodian Fees                                                         363
     Auditing Fees                                                            4
     Shareholders' Reports                                                   17
     Annual Meeting and Proxy Costs                                           4
     Trustees' Fees and Expenses                                              1
                                                                   -------------
          Total Expenses                                                  2,213

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,566
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                          25,742
     Foreign Currencies                                                  (1,469)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        24,273
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                               96,531
     Foreign Currencies                                                      72
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         96,603
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $132,442
================================================================================

*Dividends are net of foreign withholding taxes of $1,392,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------
                                                                                      INTERNATIONAL VALUE PORTFOLIO
                                                                                --------------------------------------
                                                                                  SIX MONTHS                     YEAR
                                                                                       ENDED                    ENDED
                                                                               JUN. 30, 1998            DEC. 31, 1997
                                                                                       (000)                    (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                        $   11,566               $   21,259
     Realized Net Gain                                                                24,273                   83,733
     Change in Unrealized Appreciation (Depreciation)                                 96,603                 (141,401)
                                                                                --------------------------------------
          Net Increase (Decrease) in Net Assets Resulting from Operations            132,442                  (36,409)
                                                                                --------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                              (334)                 (21,269)
     Realized Capital Gain                                                           (14,196)                 (91,909)
                                                                                --------------------------------------
          Total Distributions                                                        (14,530)                (113,178)
                                                                                --------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                          132,804                  208,395
     Issued in Lieu of Cash Distributions                                             13,682                  105,942
     Redeemed                                                                       (160,993)                (304,542)
                                                                                --------------------------------------
          Net Increase (Decrease) from Capital Share Transactions                    (14,507)                   9,795
----------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                                       103,405                 (139,792)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                             776,762                  916,554
                                                                                --------------------------------------
     End of Period                                                                  $880,167                 $776,762
======================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                            5,170                    7,512
     Issued in Lieu of Cash Distributions                                                509                    4,564
     Redeemed                                                                         (6,362)                 (11,052)
                                                                                --------------------------------------
          Net Increase (Decrease) in Shares Outstanding                                 (683)                   1,024
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; how much it costs to operate the portfolio; and the extent to which the portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL VALUE PORTFOLIO
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED        ---------------------------------------------------------
THROUGHOUT EACH PERIOD                     JUNE 30, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $22.64      $27.54       $31.11       $31.48       $31.04       $24.44
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .34        .690          .82         .750          .55          .50
    Net Realized and Unrealized Gain (Loss)
        on Investments                              3.63      (1.945)        2.20        2.185         1.08         6.91
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            3.97      (1.255)        3.02        2.935         1.63         7.41
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.01)      (.690)        (.82)       (.790)        (.56)        (.81)
    Distributions from Realized Capital Gains       (.42)     (2.955)       (5.77)      (2.515)        (.63)          --
                                                  -----------------------------------------------------------------------
        Total Distributions                         (.43)     (3.645)       (6.59)      (3.305)       (1.19)        (.81)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $26.18      $22.64       $27.54       $31.11       $31.48       $31.04
=========================================================================================================================

TOTAL RETURN                                      17.49%      -4.58%       10.22%        9.65%        5.25%       30.49%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $880        $777         $917         $988       $1,053         $982
    Ratio of Total Expenses to
        Average Net Assets                        0.51%*       0.49%        0.50%        0.47%        0.34%        0.40%
    Ratio of Net Investment Income to
        Average Net Assets                        2.68%*       2.36%        2.50%        2.29%        1.71%        1.76%
    Portfolio Turnover Rate                         25%*         37%          82%          47%          40%          39%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. UBS International Investment London Ltd. provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended June 30, 1998, the advisory fee represented an effective annual basic rate of 0.16% of the portfolio's average net assets, before a decrease of $179,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the Board of Trustees. At June 30, 1998, the portfolio had contributed capital of $175,000 to

Vanguard (included in Other Assets), representing 0.3% of Vanguard's capitalization. The portfolio's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended June 30, 1998, the portfolio purchased $102,472,000 of investment securities and sold $156,942,000 of investment securities, other than temporary cash investments.

      During the six months ended June 30, 1998, the portfolio realized net foreign currency losses of $1,469,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At June 30, 1998, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $2,507,000, consisting of unrealized gains of $195,097,000 on securities that had risen in value since their purchase and $197,604,000 in unrealized losses on securities that had fallen in value since their purchase.

   The portfolio had net unrealized foreign currency losses of $156,000 resulting from the translation of other assets and liabilities at June 30, 1998.

F. The market value of securities on loan to brokers/dealers at June 30, 1998, was $137,098,000, for which the portfolio held cash collateral of $146,430,000. Cash collateral received is invested in repurchase agreements.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
    Aggressive Growth Portfolio
    Capital Opportunity Portfolio
    Global Equity Portfolio
Index Trust
    500 Portfolio
    Extended Market Portfolio
    Growth Portfolio
    Mid Capitalization Stock
      Portfolio
    Small Capitalization Growth
      Stock Portfolio
    Small Capitalization Stock
      Portfolio
    Small Capitalization Value
      Stock Portfolio
    Total Stock Market Portfolio
    Value Portfolio
Institutional Index Fund
International Equity Index Fund
    Emerging Markets Portfolio
    European Portfolio
    Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
    Energy Portfolio
    Gold & Precious Metals
      Portfolio
    Health Care Portfolio
    REIT Index Portfolio
    Utilities Income Portfolio
Tax-Managed Fund
    Capital Appreciation
      Portfolio
    Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
    U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
    U.S. Treasury Money Market
      Portfolio
Money Market Reserves
    Federal Portfolio
    Prime Portfolio
Municipal Bond Fund
    Money Market Portfolio
State Tax-Free Funds
    (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term U.S. Treasury
      Portfolio
Bond Index Fund
    Intermediate-Term Bond
      Portfolio
    Long-Term Bond Portfolio
    Short-Term Bond Portfolio
    Total Bond Market Portfolio
Fixed Income Securities Fund
    GNMA Portfolio
    High Yield Corporate Portfolio
    Intermediate-Term Corporate
      Portfolio
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term Corporate
      Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term Corporate
      Portfolio
    Short-Term Federal Portfolio
    Short-Term U.S. Treasury
      Portfolio
Municipal Bond Fund
    High-Yield Portfolio
    Insured Long-Term Portfolio
    Intermediate-Term Portfolio
    Limited-Term Portfolio
    Long-Term Portfolio
    Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
    Conservative Growth
      Portfolio
    Growth Portfolio
    Income Portfolio
    Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q462-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.



[THE VANGUARD GROUP LOGO]

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Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.